Exhibit 99.1

            906 CERTIFICATION OF FINANCIAL STATEMENTS

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
(Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18,
United States Code) (the "Act"), each of the undersigned officers of Temtex Industries, Inc., a Delaware corporation (the
"Company"), does hereby certify that:

The Annual Report on Form 10-K for the year ended August 31, 2002, (the "Periodic Report") of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 780(d)) and information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of the Company.





/s/ RICHARD N. ANDERSON
--------------------------------------
Richard N. Anderson
President and Chief Executive Officer



/s/ JOHN F. GURROLA
--------------------------------------
John F. Gurrola
Secretary and Chief Financial Officer


Dated:  December  9, 2002



 THE FOREGOING CERTIFICATION IS BEING FURNISHED SOLELY PURSUANT
 TO SECTION 906 OF THE ACT AND IS NOT BEING FILED AS PART OF THE
      PERIODIC REPORT OR AS A SEPARATE DISCLOSURE DOCUMENT.